UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:42:11 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	2,140,000.00	8.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	8.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	106:00

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
105:16	7.606	7.285	6.964	6.669	6.534	6.141	5.801	5.496	5.218	4.961
105:17	7.601	7.278	6.956	6.659	6.524	6.129	5.787	5.480	5.201	4.943
105:18	7.596	7.271	6.948	6.649	6.513	6.117	5.773	5.465	5.184	4.925
105:19	7.590	7.265	6.939	6.640	6.503	6.104	5.759	5.450	5.167	4.907
105:20	7.585	7.258	6.931	6.630	6.493	6.092	5.745	5.434	5.150	4.889
105:21	7.580	7.251	6.923	6.620	6.482	6.080	5.731	5.419	5.133	4.871
105:22	7.575	7.245	6.915	6.610	6.472	6.067	5.717	5.403	5.117	4.852
105:23	7.570	7.238	6.906	6.601	6.461	6.055	5.703	5.388	5.100	4.834
105:24	7.565	7.231	6.898	6.591	6.451	6.043	5.689	5.372	5.083	4.816
105:25	7.560	7.225	6.890	6.581	6.441	6.031	5.675	5.357	5.066	4.798
105:26	7.555	7.218	6.882	6.572	6.430	6.018	5.661	5.341	5.049	4.780
105:27	7.550	7.211	6.873	6.562	6.420	6.006	5.648	5.326	5.033	4.762
105:28	7.545	7.205	6.865	6.552	6.410	5.994	5.634	5.311	5.016	4.744
105:29	7.540	7.198	6.857	6.543	6.399	5.981	5.620	5.295	4.999	4.726
105:30	7.535	7.191	6.849	6.533	6.389	5.969	5.606	5.280	4.982	4.708
105:31	7.529	7.185	6.841	6.523	6.379	5.957	5.592	5.264	4.966	4.690
106:00	7.524	7.178	6.832	6.514	6.368	5.945	5.578	5.249	4.949	4.672
106:01	7.519	7.171	6.824	6.504	6.358	5.933	5.564	5.234	4.932	4.654
106:02	7.514	7.165	6.816	6.494	6.348	5.920	5.550	5.218	4.915	4.636
106:03	7.509	7.158	6.808	6.485	6.338	5.908	5.536	5.203	4.899	4.618
106:04	7.504	7.152	6.800	6.475	6.327	5.896	5.522	5.188	4.882	4.600
106:05	7.499	7.145	6.791	6.465	6.317	5.884	5.509	5.172	4.865	4.583
106:06	7.494	7.138	6.783	6.456	6.307	5.871	5.495	5.157	4.849	4.565
106:07	7.489	7.132	6.775	6.446	6.296	5.859	5.481	5.142	4.832	4.547
106:08	7.484	7.125	6.767	6.436	6.286	5.847	5.467	5.126	4.815	4.529
106:09	7.479	7.118	6.759	6.427	6.276	5.835	5.453	5.111	4.799	4.511
106:10	7.474	7.112	6.750	6.417	6.266	5.823	5.439	5.096	4.782	4.493
106:11	7.469	7.105	6.742	6.408	6.255	5.811	5.426	5.080	4.765	4.475
106:12	7.464	7.099	6.734	6.398	6.245	5.798	5.412	5.065	4.749	4.457
106:13	7.459	7.092	6.726	6.388	6.235	5.786	5.398	5.050	4.732	4.439
106:14	7.454	7.085	6.718	6.379	6.224	5.774	5.384	5.034	4.715	4.421
106:15	7.449	7.079	6.710	6.369	6.214	5.762	5.370	5.019	4.699	4.404
Avg Life	9.015	6.027	4.518	3.677	3.400	2.771	2.392	2.131	1.938	1.789
Duration	5.777	4.411	3.567	3.031	2.840	2.394	2.108	1.904	1.750	1.629
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	12/21	6/16	11/12	9/10	7/10	9/08	9/07	2/07	8/06	4/06

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:34:44 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A2	50,000,000.00	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	03/31/03	30 year	6.27	358.00	300.0 PSA	100:13

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
99:29	4.771	4.765	4.758	4.751	4.735	4.720	4.707	4.695	4.685	4.675
99:30	4.768	4.761	4.753	4.745	4.727	4.710	4.695	4.682	4.670	4.659
99:31	4.765	4.757	4.748	4.738	4.719	4.700	4.683	4.669	4.655	4.643
100:00	4.761	4.752	4.743	4.732	4.711	4.690	4.671	4.655	4.640	4.627
100:01	4.758	4.748	4.737	4.726	4.703	4.680	4.659	4.642	4.626	4.611
100:02	4.754	4.744	4.732	4.720	4.695	4.669	4.648	4.628	4.611	4.595
100:03	4.751	4.740	4.727	4.714	4.686	4.659	4.636	4.615	4.596	4.579
100:04	4.747	4.735	4.722	4.708	4.678	4.649	4.624	4.601	4.581	4.563
100:05	4.744	4.731	4.717	4.702	4.670	4.639	4.612	4.588	4.567	4.547
100:06	4.741	4.727	4.712	4.696	4.662	4.629	4.600	4.575	4.552	4.530
100:07	4.737	4.723	4.707	4.690	4.654	4.619	4.588	4.561	4.537	4.514
100:08	4.734	4.718	4.701	4.683	4.646	4.609	4.576	4.548	4.522	4.498
100:09	4.730	4.714	4.696	4.677	4.638	4.599	4.564	4.534	4.507	4.482
100:10	4.727	4.710	4.691	4.671	4.629	4.588	4.553	4.521	4.493	4.466
100:11	4.724	4.706	4.686	4.665	4.621	4.578	4.541	4.508	4.478	4.450
100:12	4.720	4.701	4.681	4.659	4.613	4.568	4.529	4.494	4.463	4.434
100:13	4.717	4.697	4.676	4.653	4.605	4.558	4.517	4.481	4.449	4.418
100:14	4.713	4.693	4.671	4.647	4.597	4.548	4.505	4.468	4.434	4.402
100:15	4.710	4.689	4.666	4.641	4.589	4.538	4.493	4.454	4.419	4.386
100:16	4.707	4.685	4.660	4.635	4.581	4.528	4.482	4.441	4.404	4.370
100:17	4.703	4.680	4.655	4.629	4.573	4.518	4.470	4.428	4.390	4.354
100:18	4.700	4.676	4.650	4.623	4.565	4.508	4.458	4.414	4.375	4.338
100:19	4.696	4.672	4.645	4.616	4.557	4.498	4.446	4.401	4.360	4.322
100:20	4.693	4.668	4.640	4.610	4.548	4.488	4.434	4.388	4.346	4.306
100:21	4.690	4.664	4.635	4.604	4.540	4.478	4.423	4.374	4.331	4.291
100:22	4.686	4.659	4.630	4.598	4.532	4.468	4.411	4.361	4.316	4.275
100:23	4.683	4.655	4.625	4.592	4.524	4.457	4.399	4.348	4.302	4.259
100:24	4.680	4.651	4.620	4.586	4.516	4.447	4.387	4.334	4.287	4.243
100:25	4.676	4.647	4.614	4.580	4.508	4.437	4.376	4.321	4.272	4.227
100:26	4.673	4.643	4.609	4.574	4.500	4.427	4.364	4.308	4.258	4.211
100:27	4.669	4.638	4.604	4.568	4.492	4.417	4.352	4.295	4.243	4.195
100:28	4.666	4.634	4.599	4.562	4.484	4.407	4.340	4.281	4.228	4.179
Avg Life	13.843	10.368	8.015	6.413	4.498	3.476	2.908	2.545	2.290	2.094
Duration	9.136	7.350	6.050	5.092	3.824	3.072	2.621	2.322	2.106	1.938
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	7/31	7/29	4/26	7/22	6/16	11/11	7/09	4/08	8/07	2/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:43:28 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A3	12,500,000.00	2.00000	0	1.000000	1ML	1.4000	0.60000	1.00000	8.50000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	2.0000	03/31/03	1ML30year	6.27	358.00	300.0 PSA	99.28

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800

99:12	2.063	2.079	2.097	2.116	2.157	2.197	2.232	2.263	2.290	2.316
99:13	2.060	2.075	2.092	2.111	2.149	2.188	2.221	2.250	2.276	2.300
99:14	2.057	2.071	2.088	2.105	2.142	2.178	2.210	2.237	2.262	2.285
99:15	2.054	2.068	2.083	2.100	2.134	2.169	2.198	2.224	2.247	2.269
99:16	2.052	2.064	2.079	2.094	2.127	2.159	2.187	2.211	2.233	2.254
99:17	2.049	2.061	2.074	2.089	2.119	2.150	2.176	2.198	2.219	2.238
99:18	2.046	2.057	2.070	2.083	2.112	2.140	2.164	2.186	2.205	2.222
99:19	2.043	2.054	2.065	2.078	2.104	2.130	2.153	2.173	2.190	2.207
99:20	2.041	2.050	2.061	2.072	2.097	2.121	2.142	2.160	2.176	2.191
99:21	2.038	2.047	2.056	2.067	2.089	2.111	2.130	2.147	2.162	2.176
99:22	2.035	2.043	2.052	2.062	2.082	2.102	2.119	2.134	2.148	2.160
99:23	2.032	2.039	2.047	2.056	2.074	2.092	2.108	2.121	2.134	2.145
99:24	2.030	2.036	2.043	2.051	2.067	2.083	2.096	2.109	2.119	2.129
99:25	2.027	2.032	2.039	2.045	2.059	2.073	2.085	2.096	2.105	2.114
99:26	2.024	2.029	2.034	2.040	2.052	2.064	2.074	2.083	2.091	2.098
99:27	2.022	2.025	2.030	2.034	2.044	2.054	2.063	2.070	2.077	2.083
99:28	2.019	2.022	2.025	2.029	2.037	2.045	2.051	2.057	2.063	2.067
99:29	2.016	2.018	2.021	2.024	2.029	2.035	2.040	2.044	2.048	2.052
99:30	2.013	2.015	2.016	2.018	2.022	2.026	2.029	2.032	2.034	2.036
99:31	2.011	2.011	2.012	2.013	2.014	2.016	2.018	2.019	2.020	2.021
100:00	2.008	2.008	2.008	2.007	2.007	2.007	2.006	2.006	2.006	2.006
100:01	2.005	2.004	2.003	2.002	2.000	1.997	1.995	1.993	1.992	1.990
100:02	2.002	2.001	1.999	1.997	1.992	1.988	1.984	1.981	1.978	1.975
100:03	2.000	1.997	1.994	1.991	1.985	1.978	1.973	1.968	1.963	1.959
100:04	1.997	1.994	1.990	1.986	1.977	1.969	1.961	1.955	1.949	1.944
100:05	1.994	1.990	1.985	1.980	1.970	1.959	1.950	1.942	1.935	1.928
100:06	1.992	1.987	1.981	1.975	1.962	1.950	1.939	1.929	1.921	1.913
100:07	1.989	1.983	1.977	1.970	1.955	1.940	1.928	1.917	1.907	1.898
100:08	1.986	1.980	1.972	1.964	1.947	1.931	1.917	1.904	1.893	1.882
100:09	1.983	1.976	1.968	1.959	1.940	1.921	1.905	1.891	1.879	1.867
100:10	1.981	1.973	1.963	1.954	1.933	1.912	1.894	1.879	1.865	1.852
100:11	1.978	1.969	1.959	1.948	1.925	1.903	1.883	1.866	1.850	1.836
Avg Life	13.843	10.368	8.015	6.413	4.498	3.476	2.908	2.545	2.290	2.094
Duration	11.457	8.866	7.055	5.779	4.183	3.290	2.776	2.443	2.205	2.022
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	7/31	7/29	4/26	7/22	6/16	11/11	7/09	4/08	8/07	2/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:43:36 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A4	12,500,000.00	6.50000	0	1.000000	1ML	1.4000	7.90000	-1.00000	7.90000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	6.5000	03/31/03	1ML30 year	6.27	358.00	300.0 PSA	8:19

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700
8:03	90.388	88.004	85.588	83.137	78.108	72.846	67.365	61.794	56.236
8:04	89.963	87.577	85.159	82.705	77.669	72.398	66.908	61.328	55.762
8:05	89.542	87.154	84.733	82.277	77.234	71.955	66.455	60.865	55.292
8:06	89.125	86.734	84.311	81.852	76.803	71.515	66.005	60.407	54.826
8:07	88.711	86.318	83.892	81.431	76.375	71.079	65.560	59.952	54.364
8:08	88.301	85.906	83.478	81.013	75.951	70.646	65.117	59.501	53.905
8:09	87.895	85.497	83.066	80.599	75.531	70.217	64.679	59.053	53.449
8:10	87.492	85.092	82.659	80.189	75.114	69.791	64.244	58.609	52.998
8:11	87.093	84.690	82.254	79.782	74.700	69.369	63.812	58.169	52.550
8:12	86.696	84.292	81.853	79.378	74.290	68.951	63.384	57.732	52.105
8:13	86.304	83.897	81.456	78.978	73.883	68.535	62.959	57.298	51.664
8:14	85.914	83.505	81.062	78.581	73.480	68.123	62.537	56.867	51.226
8:15	85.528	83.117	80.671	78.188	73.080	67.715	62.119	56.440	50.791
8:16	85.145	82.731	80.283	77.797	72.683	67.309	61.704	56.017	50.360
8:17	84.766	82.350	79.899	77.410	72.290	66.907	61.292	55.596	49.932
8:18	84.389	81.971	79.518	77.026	71.899	66.508	60.884	55.179	49.507
8:19	84.016	81.595	79.140	76.646	71.512	66.113	60.478	54.764	49.085
8:20	83.645	81.222	78.765	76.268	71.128	65.720	60.076	54.353	48.667
8:21	83.278	80.853	78.393	75.893	70.747	65.330	59.677	53.945	48.251
8:22	82.914	80.486	78.024	75.522	70.369	64.944	59.281	53.540	47.839
8:23	82.552	80.123	77.658	75.153	69.994	64.560	58.888	53.138	47.430
8:24	82.194	79.762	77.295	74.788	69.622	64.179	58.497	52.739	47.023
8:25	81.838	79.405	76.935	74.425	69.253	63.801	58.110	52.343	46.620
8:26	81.486	79.050	76.577	74.065	68.887	63.427	57.726	51.950	46.220
8:27	81.136	78.698	76.223	73.708	68.523	63.055	57.344	51.560	45.822
8:28	80.789	78.349	75.871	73.354	68.163	62.685	56.965	51.173	45.427
8:29	80.445	78.002	75.523	73.002	67.805	62.319	56.590	50.788	45.036
8:30	80.103	77.658	75.177	72.654	67.450	61.955	56.216	50.406	44.646
8:31	79.764	77.317	74.833	72.308	67.098	61.594	55.846	50.027	44.260
9:00	79.428	76.979	74.493	71.965	66.748	61.236	55.478	49.651	43.877
9:01	79.095	76.643	74.155	71.624	66.401	60.880	55.113	49.277	43.496
9:02	78.764	76.310	73.819	71.286	66.057	60.527	54.751	48.906	43.117
Avg Life	13.843	10.368	8.015	6.413	4.498	3.476	2.908	2.545	2.290
Duration	0.966	0.960	0.954	0.947	0.931	0.911	0.889	0.870	0.855
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	7/31	7/29	4/26	7/22	6/16	11/11	7/09	4/08	8/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:43:50 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A5	3,638,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	97:20

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700
97:04	5.743	5.746	5.752	5.763	5.800	5.867	6.008	6.110	6.194
97:05	5.740	5.743	5.749	5.760	5.797	5.864	6.002	6.103	6.186
97:06	5.738	5.741	5.747	5.758	5.794	5.860	5.997	6.096	6.178
97:07	5.736	5.739	5.745	5.755	5.791	5.856	5.991	6.089	6.170
97:08	5.734	5.736	5.742	5.753	5.788	5.852	5.986	6.082	6.162
97:09	5.731	5.734	5.740	5.750	5.785	5.848	5.980	6.075	6.154
97:10	5.729	5.732	5.737	5.748	5.782	5.844	5.974	6.068	6.146
97:11	5.727	5.729	5.735	5.745	5.779	5.840	5.969	6.061	6.138
97:12	5.724	5.727	5.733	5.743	5.776	5.836	5.963	6.054	6.130
97:13	5.722	5.725	5.730	5.740	5.773	5.833	5.957	6.047	6.122
97:14	5.720	5.722	5.728	5.737	5.770	5.829	5.952	6.040	6.114
97:15	5.718	5.720	5.725	5.735	5.767	5.825	5.946	6.033	6.106
97:16	5.715	5.718	5.723	5.732	5.764	5.821	5.940	6.026	6.098
97:17	5.713	5.715	5.721	5.730	5.761	5.817	5.935	6.020	6.090
97:18	5.711	5.713	5.718	5.727	5.758	5.813	5.929	6.013	6.082
97:19	5.709	5.711	5.716	5.725	5.755	5.809	5.923	6.006	6.074
97:20	5.706	5.708	5.713	5.722	5.752	5.806	5.918	5.999	6.066
97:21	5.704	5.706	5.711	5.720	5.749	5.802	5.912	5.992	6.058
97:22	5.702	5.704	5.709	5.717	5.746	5.798	5.907	5.985	6.050
97:23	5.699	5.702	5.706	5.715	5.743	5.794	5.901	5.978	6.042
97:24	5.697	5.699	5.704	5.712	5.740	5.790	5.895	5.971	6.034
97:25	5.695	5.697	5.702	5.710	5.737	5.786	5.890	5.964	6.026
97:26	5.693	5.695	5.699	5.707	5.734	5.783	5.884	5.957	6.018
97:27	5.690	5.692	5.697	5.705	5.731	5.779	5.879	5.950	6.010
97:28	5.688	5.690	5.694	5.702	5.728	5.775	5.873	5.944	6.003
97:29	5.686	5.688	5.692	5.700	5.725	5.771	5.867	5.937	5.995
97:30	5.684	5.685	5.690	5.697	5.722	5.767	5.862	5.930	5.987
97:31	5.681	5.683	5.687	5.695	5.719	5.763	5.856	5.923	5.979
98:00	5.679	5.681	5.685	5.692	5.716	5.760	5.850	5.916	5.971
98:01	5.677	5.679	5.683	5.690	5.713	5.756	5.845	5.909	5.963
98:02	5.675	5.676	5.680	5.687	5.710	5.752	5.839	5.902	5.955
98:03	5.672	5.674	5.678	5.684	5.707	5.748	5.834	5.895	5.947
Avg Life	29.086	28.021	25.995	23.162	17.150	11.783	7.043	5.506	4.663
Duration	14.008	13.793	13.338	12.603	10.632	8.277	5.663	4.610	3.992
First Pay	7/31	7/29	4/26	7/22	6/16	11/11	7/09	4/08	8/07
Last Pay	1/33	1/33	1/33	1/33	1/33	1/33	7/11	3/09	2/08

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:13 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A6	100,141,715.00	4.12500	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.1250	03/31/03	30 year	6.27	358.00	300.0 PSA	100:10

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
99:26	4.147	4.142	4.138	4.138	4.138	4.135	4.130	4.126	4.122	4.119
99:27	4.143	4.136	4.130	4.130	4.130	4.127	4.120	4.115	4.110	4.105
99:28	4.138	4.130	4.123	4.123	4.123	4.119	4.110	4.104	4.098	4.092
99:29	4.134	4.124	4.116	4.116	4.116	4.111	4.101	4.093	4.085	4.079
99:30	4.129	4.118	4.108	4.108	4.108	4.103	4.091	4.082	4.073	4.066
99:31	4.125	4.112	4.101	4.101	4.101	4.095	4.081	4.070	4.061	4.052
100:00	4.121	4.107	4.094	4.094	4.094	4.086	4.072	4.059	4.049	4.039
100:01	4.117	4.101	4.087	4.087	4.087	4.078	4.062	4.048	4.037	4.026
100:02	4.112	4.095	4.079	4.079	4.079	4.070	4.052	4.037	4.025	4.013
100:03	4.108	4.089	4.072	4.072	4.072	4.062	4.043	4.026	4.012	3.999
100:04	4.104	4.083	4.065	4.065	4.065	4.054	4.033	4.015	4.000	3.986
100:05	4.099	4.077	4.058	4.058	4.058	4.046	4.023	4.005	3.988	3.973
100:06	4.095	4.071	4.050	4.050	4.050	4.038	4.014	3.994	3.976	3.960
100:07	4.091	4.065	4.043	4.043	4.043	4.030	4.004	3.983	3.964	3.947
100:08	4.086	4.060	4.036	4.036	4.036	4.022	3.994	3.972	3.952	3.933
100:09	4.082	4.054	4.029	4.029	4.029	4.014	3.985	3.961	3.940	3.920
100:10	4.078	4.048	4.021	4.021	4.021	4.006	3.975	3.950	3.927	3.907
100:11	4.073	4.042	4.014	4.014	4.014	3.998	3.965	3.939	3.915	3.894
100:12	4.069	4.036	4.007	4.007	4.007	3.990	3.956	3.928	3.903	3.881
100:13	4.065	4.030	4.000	4.000	4.000	3.982	3.946	3.917	3.891	3.868
100:14	4.060	4.024	3.993	3.993	3.993	3.974	3.936	3.906	3.879	3.854
100:15	4.056	4.019	3.985	3.985	3.985	3.966	3.927	3.895	3.867	3.841
100:16	4.052	4.013	3.978	3.978	3.978	3.958	3.917	3.884	3.855	3.828
100:17	4.048	4.007	3.971	3.971	3.971	3.950	3.907	3.873	3.843	3.815
100:18	4.043	4.001	3.964	3.964	3.964	3.942	3.898	3.862	3.831	3.802
100:19	4.039	3.995	3.957	3.957	3.957	3.934	3.888	3.851	3.819	3.789
100:20	4.035	3.989	3.949	3.949	3.949	3.926	3.879	3.840	3.807	3.776
100:21	4.030	3.984	3.942	3.942	3.942	3.918	3.869	3.829	3.794	3.763
100:22	4.026	3.978	3.935	3.935	3.935	3.910	3.859	3.818	3.782	3.749
100:23	4.022	3.972	3.928	3.928	3.928	3.902	3.850	3.808	3.770	3.736
100:24	4.018	3.966	3.921	3.921	3.921	3.894	3.840	3.797	3.758	3.723
100:25	4.013	3.960	3.914	3.914	3.914	3.886	3.831	3.786	3.746	3.710
Avg Life	9.306	6.381	5.000	5.000	5.000	4.437	3.570	3.099	2.780	2.541
Duration	7.207	5.304	4.297	4.297	4.297	3.868	3.218	2.833	2.563	2.357
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	5/22	5/17	8/16	8/16	8/16	1133	7/11	3/09	2/08	7/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:40:58 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A7	45,989,285.00	1.90000	0	1.000000	1ML	1.4000	0.50000	1.00000	8.50000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.00000	1.9000	03/31/03	1ML30year	6.27	358.00	300.0 PSA	99:28

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
99:12	1.983	2.014	2.041	2.041	2.041	2.057	2.091	2.117	2.140	2.161
99:13	1.979	2.009	2.035	2.035	2.035	2.050	2.081	2.106	2.128	2.148
99:14	1.976	2.003	2.028	2.028	2.028	2.042	2.072	2.096	2.117	2.136
99:15	1.972	1.998	2.021	2.021	2.021	2.035	2.063	2.085	2.105	2.123
99:16	1.968	1.993	2.014	2.014	2.014	2.027	2.054	2.075	2.093	2.110
99:17	1.964	1.987	2.008	2.008	2.008	2.020	2.044	2.064	2.081	2.097
99:18	1.960	1.982	2.001	2.001	2.001	2.012	2.035	2.053	2.070	2.084
99:19	1.956	1.976	1.994	1.994	1.994	2.004	2.026	2.043	2.058	2.071
99:20	1.953	1.971	1.987	1.987	1.987	1.997	2.017	2.032	2.046	2.059
99:21	1.949	1.966	1.981	1.981	1.981	1.989	2.007	2.022	2.034	2.046
99:22	1.945	1.960	1.974	1.974	1.974	1.982	1.998	2.011	2.023	2.033
99:23	1.941	1.955	1.967	1.967	1.967	1.974	1.989	2.001	2.011	2.020
99:24	1.937	1.950	1.960	1.960	1.960	1.967	1.980	1.990	1.999	2.007
99:25	1.934	1.944	1.954	1.954	1.954	1.959	1.970	1.980	1.987	1.995
99:26	1.930	1.939	1.947	1.947	1.947	1.951	1.961	1.969	1.976	1.982
99:27	1.926	1.933	1.940	1.940	1.940	1.944	1.952	1.958	1.964	1.969
99:28	1.922	1.928	1.933	1.933	1.933	1.936	1.943	1.948	1.952	1.956
99:29	1.918	1.923	1.927	1.927	1.927	1.929	1.934	1.937	1.941	1.944
99:30	1.914	1.917	1.920	1.920	1.920	1.921	1.924	1.927	1.929	1.931
99:31	1.911	1.912	1.913	1.913	1.913	1.914	1.915	1.916	1.917	1.918
100:00	1.907	1.907	1.906	1.906	1.906	1.906	1.906	1.906	1.906	1.905
100:01	1.903	1.901	1.900	1.900	1.900	1.899	1.897	1.895	1.894	1.893
100:02	1.899	1.896	1.893	1.893	1.893	1.891	1.888	1.885	1.882	1.880
100:03	1.896	1.891	1.886	1.886	1.886	1.884	1.878	1.874	1.871	1.867
100:04	1.892	1.885	1.880	1.880	1.880	1.876	1.869	1.864	1.859	1.854
100:05	1.888	1.880	1.873	1.873	1.873	1.869	1.860	1.853	1.847	1.842
100:06	1.884	1.875	1.866	1.866	1.866	1.861	1.851	1.843	1.836	1.829
100:07	1.880	1.869	1.859	1.859	1.859	1.854	1.842	1.832	1.824	1.816
100:08	1.877	1.864	1.853	1.853	1.853	1.846	1.833	1.822	1.812	1.804
100:09	1.873	1.859	1.846	1.846	1.846	1.839	1.823	1.811	1.801	1.791
100:10	1.869	1.853	1.839	1.839	1.839	1.831	1.814	1.801	1.789	1.778
100:11	1.865	1.848	1.833	1.833	1.833	1.824	1.805	1.790	1.777	1.766
Avg Life	9.306	6.381	5.000	5.000	5.000	4.437	3.570	3.099	2.780	2.541
Duration	8.222	5.836	4.646	4.646	4.646	4.150	3.396	2.968	2.673	2.450
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	5/22	5/17	8/16	8/16	8/16	1133	7/11	3/09	2/08	7/07

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:04 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A8	45,898,285.00	6.60000	0	1.000000	1ML	1.4000	8.00000	-1.00000	8.00000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
0.000000	6.6000	03/31/03	1ML30year	6.27	358.00	300.0 PSA	11.00

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700
10:16	65.022	61.176	57.116	57.116	57.116	55.598	52.050	47.824	43.359
10:17	64.780	60.930	56.865	56.865	56.865	55.340	51.779	47.542	43.068
10:18	64.540	60.685	56.615	56.615	56.615	55.083	51.509	47.261	42.777
10:19	64.301	60.442	56.367	56.367	56.367	54.827	51.241	46.982	42.489
10:20	64.064	60.200	56.120	56.120	56.120	54.573	50.975	46.705	42.202
10:21	63.828	59.961	55.875	55.875	55.875	54.321	50.710	46.429	41.917
10:22	63.594	59.722	55.632	55.632	55.632	54.070	50.447	46.154	41.633
10:23	63.362	59.485	55.390	55.390	55.390	53.821	50.185	45.882	41.351
10:24	63.131	59.250	55.149	55.149	55.149	53.573	49.925	45.610	41.070
10:25	62.901	59.016	54.910	54.910	54.910	53.327	49.666	45.341	40.792
10:26	62.673	58.783	54.673	54.673	54.673	53.082	49.409	45.073	40.514
10:27	62.447	58.552	54.436	54.436	54.436	52.839	49.154	44.806	40.238
10:28	62.222	58.323	54.202	54.202	54.202	52.597	48.900	44.541	39.964
10:29	61.998	58.095	53.969	53.969	53.969	52.356	48.647	44.277	39.692
10:30	61.775	57.868	53.737	53.737	53.737	52.117	48.396	44.015	39.420
10:31	61.555	57.643	53.506	53.506	53.506	51.880	48.146	43.755	39.151
11:00	61.335	57.419	53.277	53.277	53.277	51.644	47.898	43.495	38.882
11:01	61.117	57.196	53.050	53.050	53.050	51.409	47.651	43.238	38.616
11:02	60.900	56.975	52.823	52.823	52.823	51.175	47.405	42.981	38.350
11:03	60.684	56.755	52.599	52.599	52.599	50.943	47.161	42.726	38.087
11:04	60.470	56.537	52.375	52.375	52.375	50.713	46.918	42.473	37.824
11:05	60.257	56.319	52.153	52.153	52.153	50.483	46.677	42.221	37.563
11:06	60.046	56.103	51.932	51.932	51.932	50.255	46.437	41.970	37.303
11:07	59.836	55.889	51.712	51.712	51.712	50.029	46.198	41.721	37.045
11:08	59.627	55.676	51.494	51.494	51.494	49.803	45.960	41.472	36.788
11:09	59.419	55.463	51.277	51.277	51.277	49.579	45.724	41.226	36.533
11:10	59.213	55.253	51.061	51.061	51.061	49.357	45.489	40.980	36.279
11:11	59.007	55.043	50.847	50.847	50.847	49.135	45.256	40.736	36.026
11:12	58.803	54.835	50.633	50.633	50.633	48.915	45.024	40.494	35.775
11:13	58.601	54.628	50.421	50.421	50.421	48.696	44.793	40.252	35.524
11:14	58.399	54.422	50.211	50.211	50.211	48.478	44.563	40.012	35.276
11:15	58.199	54.217	50.001	50.001	50.001	48.261	44.334	39.773	35.028
Avg Life	9.306	6.381	5.000	5.000	5.000	4.437	3.570	3.099	2.780
Duration	1.285	1.260	1.232	1.232	1.232	1.195	1.136	1.088	1.052
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	5/22	5/17	8/16	8/16	8/16	1133	7/11	3/09	2/08

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

 UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:23 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A9	38,000,000.00	5.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.7500	03/31/03	30 year	6.27	358.00	300.0 PSA	99:05

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
98:21	5.900	5.909	5.925	5.961	6.196	6.306	6.411	6.500	6.580	6.65
98:22	5.897	5.906	5.921	5.957	6.184	6.290	6.391	6.477	6.555	6.62
98:23	5.894	5.903	5.918	5.952	6.171	6.273	6.371	6.454	6.529	6.59
98:24	5.892	5.900	5.914	5.947	6.159	6.257	6.352	6.432	6.504	6.57
98:25	5.889	5.897	5.911	5.942	6.146	6.241	6.332	6.409	6.479	6.54
98:26	5.886	5.894	5.907	5.938	6.133	6.225	6.312	6.386	6.453	6.51
98:27	5.884	5.891	5.904	5.933	6.121	6.209	6.293	6.364	6.428	6.48
98:28	5.881	5.888	5.900	5.928	6.108	6.193	6.273	6.341	6.403	6.46
98:29	5.878	5.885	5.897	5.924	6.096	6.176	6.253	6.319	6.378	6.43
98:30	5.876	5.882	5.893	5.919	6.083	6.160	6.234	6.296	6.352	6.40
98:31	5.873	5.879	5.890	5.914	6.071	6.144	6.214	6.273	6.327	6.37
99:00	5.870	5.876	5.886	5.909	6.058	6.128	6.194	6.251	6.302	6.34
99:01	5.868	5.873	5.883	5.905	6.046	6.112	6.175	6.228	6.277	6.32
99:02	5.865	5.870	5.879	5.900	6.033	6.096	6.155	6.206	6.251	6.29
99:03	5.862	5.867	5.876	5.895	6.021	6.080	6.136	6.183	6.226	6.26
99:04	5.860	5.864	5.872	5.891	6.008	6.064	6.116	6.161	6.201	6.23
99:05	5.857	5.861	5.869	5.886	5.996	6.047	6.097	6.138	6.176	6.21
99:06	5.854	5.858	5.865	5.881	5.984	6.031	6.077	6.116	6.151	6.18
99:07	5.852	5.855	5.862	5.876	5.971	6.015	6.057	6.093	6.126	6.15
99:08	5.849	5.852	5.858	5.872	5.959	5.999	6.038	6.071	6.100	6.12
99:09	5.846	5.849	5.855	5.867	5.946	5.983	6.018	6.048	6.075	6.10
99:10	5.844	5.847	5.851	5.862	5.934	5.967	5.999	6.026	6.050	6.07
99:11	5.841	5.844	5.848	5.858	5.921	5.951	5.979	6.003	6.025	6.04
99:12	5.838	5.841	5.844	5.853	5.909	5.935	5.960	5.981	6.000	6.01
99:13	5.836	5.838	5.841	5.848	5.896	5.919	5.940	5.959	5.975	5.99
99:14	5.833	5.835	5.837	5.844	5.884	5.903	5.921	5.936	5.950	5.96
99:15	5.830	5.832	5.834	5.839	5.872	5.887	5.901	5.914	5.925	5.93
99:16	5.828	5.829	5.830	5.834	5.859	5.871	5.882	5.891	5.900	5.90
99:17	5.825	5.826	5.827	5.830	5.847	5.855	5.862	5.869	5.875	5.88
99:18	5.823	5.823	5.824	5.825	5.834	5.839	5.843	5.847	5.850	5.85
99:19	5.820	5.820	5.820	5.820	5.822	5.823	5.824	5.824	5.825	5.82
99:20	5.817	5.817	5.817	5.816	5.810	5.807	5.804	5.802	5.800	5.79
Avg Life	21.340	17.455	13.572	9.585	2.853	2.145	1.741	1.503	1.337	1.21
Duration	11.798	10.584	9.000	6.678	2.516	1.949	1.603	1.394	1.246	1.13
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/0,
Last Pay	8/28	7/25	5/22	5/21	8/16	8/06	10/05	5/05	2/05	12/0

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:31 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A10	1,644,153.00	5.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.7500	03/31/03	30 year	6.27	358.00	300.0 PSA	99:00

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
98:16	5.863	5.868	5.876	7.300	8.618	8.618	8.618	8.618	8.675	8.86
98:17	5.862	5.867	5.874	7.257	8.538	8.538	8.538	8.538	8.592	8.77
98:18	5.860	5.866	5.873	7.215	8.457	8.457	8.457	8.457	8.510	8.68
98:19	5.859	5.864	5.871	7.173	8.377	8.377	8.377	8.377	8.428	8.60
98:20	5.858	5.863	5.870	7.130	8.297	8.297	8.297	8.297	8.346	8.51
98:21	5.857	5.861	5.868	7.088	8.216	8.216	8.216	8.216	8.265	8.42
98:22	5.856	5.860	5.866	7.046	8.136	8.136	8.136	8.136	8.183	8.34
98:23	5.854	5.859	5.865	7.003	8.056	8.056	8.056	8.056	8.101	8.25
98:24	5.853	5.857	5.863	6.961	7.976	7.976	7.976	7.976	8.019	8.16
98:25	5.852	5.856	5.862	6.919	7.896	7.896	7.896	7.896	7.938	8.07
98:26	5.851	5.854	5.860	6.876	7.816	7.816	7.816	7.816	7.856	7.99
98:27	5.849	5.853	5.858	6.834	7.736	7.736	7.736	7.736	7.775	7.90
98:28	5.848	5.852	5.857	6.792	7.656	7.656	7.656	7.656	7.693	7.81
98:29	5.847	5.850	5.855	6.750	7.577	7.577	7.577	7.577	7.612	7.73
98:30	5.846	5.849	5.853	6.708	7.497	7.497	7.497	7.497	7.530	7.64
98:31	5.844	5.847	5.852	6.666	7.417	7.417	7.417	7.417	7.449	7.55
99:00	5.843	5.846	5.850	6.624	7.338	7.338	7.338	7.338	7.368	7.47
99:01	5.842	5.845	5.849	6.581	7.258	7.258	7.258	7.258	7.287	7.38
99:02	5.841	5.843	5.847	6.539	7.179	7.179	7.179	7.179	7.206	7.29
99:03	5.839	5.842	5.845	6.497	7.099	7.099	7.099	7.099	7.125	7.21
99:04	5.838	5.840	5.844	6.455	7.020	7.020	7.020	7.020	7.044	7.12
99:05	5.837	5.839	5.842	6.413	6.940	6.940	6.940	6.940	6.963	7.03
99:06	5.836	5.838	5.841	6.372	6.861	6.861	6.861	6.861	6.882	6.95
99:07	5.834	5.836	5.839	6.330	6.782	6.782	6.782	6.782	6.801	6.86
99:08	5.833	5.835	5.837	6.288	6.703	6.703	6.703	6.703	6.721	6.78
99:09	5.832	5.834	5.836	6.246	6.624	6.624	6.624	6.624	6.640	6.69
99:10	5.831	5.832	5.834	6.204	6.545	6.545	6.545	6.545	6.559	6.60
99:11	5.829	5.831	5.833	6.162	6.466	6.466	6.466	6.466	6.479	6.52
99:12	5.828	5.829	5.831	6.120	6.387	6.387	6.387	6.387	6.398	6.43
99:13	5.827	5.828	5.829	6.079	6.308	6.308	6.308	6.308	6.318	6.35
99:14	5.826	5.827	5.828	6.037	6.229	6.229	6.229	6.229	6.238	6.26
99:15	5.825	5.825	5.826	5.995	6.151	6.151	6.151	6.151	6.157	6.18
Avg Life	26.090	23.216	20.090	0.791	0.415	0.415	0.415	0.415	0.406	0.38
Duration	25.331	22.525	19.485	0.747	0.395	0.395	0.395	0.395	0.387	0.36:
First Pay	8/28	7/25	5/22	4/03	4/03	4/03	4/03	4/03	4/03	4/0,
Last Pay	12/29	5/27	4/24	6/04	11/03	11/03	11/03	11/03	10/03	9/0,

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:37 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A11	1,802,007.00	0.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	0.0000	03/31/03	30 year	6.27	358.00	300.0 PSA	75:00

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700
99:31	5.530	5.527	5.525	5.522	5.518	5.515	5.512	5.505	5.495
100:00	5.527	5.524	5.521	5.519	5.514	5.511	5.507	5.499	5.489
100:01	5.524	5.521	5.518	5.515	5.510	5.506	5.503	5.494	5.483
100:02	5.521	5.518	5.514	5.511	5.506	5.502	5.498	5.489	5.477
100:03	5.518	5.514	5.511	5.508	5.502	5.498	5.494	5.484	5.471
100:04	5.515	5.511	5.507	5.504	5.498	5.494	5.489	5.479	5.465
100:05	5.512	5.508	5.504	5.500	5.494	5.489	5.485	5.473	5.459
100:06	5.509	5.505	5.500	5.497	5.490	5.485	5.480	5.468	5.453
100:07	5.506	5.501	5.497	5.493	5.486	5.481	5.476	5.463	5.447
100:08	5.503	5.498	5.494	5.489	5.482	5.476	5.471	5.458	5.441
100:09	5.500	5.495	5.490	5.486	5.478	5.472	5.466	5.453	5.435
100:10	5.498	5.492	5.487	5.482	5.474	5.468	5.462	5.447	5.429
100:11	5.495	5.489	5.483	5.478	5.470	5.464	5.457	5.442	5.423
100:12	5.492	5.485	5.480	5.475	5.466	5.459	5.453	5.437	5.417
100:13	5.489	5.482	5.476	5.471	5.462	5.455	5.448	5.432	5.411
100:14	5.486	5.479	5.473	5.468	5.458	5.451	5.444	5.427	5.405
100:15	5.483	5.476	5.470	5.464	5.454	5.447	5.439	5.421	5.399
100:16	5.480	5.473	5.466	5.460	5.450	5.442	5.435	5.416	5.393
100:17	5.477	5.469	5.463	5.457	5.446	5.438	5.430	5.411	5.387
100:18	5.474	5.466	5.459	5.453	5.442	5.434	5.426	5.406	5.381
100:19	5.471	5.463	5.456	5.449	5.438	5.429	5.421	5.401	5.375
100:20	5.468	5.460	5.452	5.446	5.434	5.425	5.417	5.395	5.369
100:21	5.465	5.457	5.449	5.442	5.430	5.421	5.412	5.390	5.363
100:22	5.462	5.453	5.446	5.439	5.426	5.417	5.408	5.385	5.357
100:23	5.459	5.450	5.442	5.435	5.422	5.412	5.403	5.380	5.351
100:24	5.456	5.447	5.439	5.431	5.419	5.408	5.399	5.375	5.345
100:25	5.453	5.444	5.435	5.428	5.415	5.404	5.394	5.370	5.339
100:26	5.451	5.441	5.432	5.424	5.411	5.400	5.389	5.364	5.333
100:27	5.448	5.438	5.429	5.420	5.407	5.395	5.385	5.359	5.327
100:28	5.445	5.434	5.425	5.417	5.403	5.391	5.380	5.354	5.321
100:29	5.442	5.431	5.422	5.413	5.399	5.387	5.376	5.349	5.315
100:30	5.439	5.428	5.418	5.410	5.395	5.383	5.371	5.344	5.309
Avg Life	17.555	15.386	13.779	12.567	10.902	9.837	9.021	7.543	6.282
Duration	10.523	9.687	9.037	8.524	7.773	7.254	6.828	5.967	5.154
First Pay	4/08	4/08	4/08	4/08	4/08	4/08	4/08	4/08	2/08
Last Pay	1133	1133	1133	1133	1133	1/33	1/33	1/33	9/32

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:43 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A12	1,281,840.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	97:05

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
99:08	5.594	5.599	5.607	5.616	5.688	5.713	5.734	5.754	5.771	5.78
99:09	5.591	5.596	5.603	5.612	5.678	5.700	5.720	5.737	5.753	5.76
99:10	5.589	5.593	5.600	5.607	5.667	5.687	5.705	5.721	5.736	5.74
99:11	5.586	5.590	5.596	5.603	5.656	5.675	5.691	5.705	5.718	5.73
99:12	5.583	5.587	5.592	5.598	5.646	5.662	5.676	5.689	5.700	5.71
99:13	5.581	5.584	5.589	5.594	5.635	5.649	5.662	5.673	5.683	5.69
99:14	5.578	5.581	5.585	5.589	5.625	5.637	5.647	5.657	5.665	5.67
99:15	5.576	5.578	5.581	5.585	5.614	5.624	5.633	5.640	5.647	5.65
99:16	5.573	5.575	5.577	5.580	5.603	5.611	5.618	5.624	5.630	5.63
99:17	5.571	5.572	5.574	5.576	5.593	5.599	5.604	5.608	5.612	5.61
99:18	5.568	5.569	5.570	5.571	5.582	5.586	5.589	5.592	5.595	5.59
99:19	5.565	5.566	5.566	5.567	5.572	5.573	5.575	5.576	5.577	5.57
99:20	5.563	5.563	5.563	5.562	5.561	5.561	5.560	5.560	5.559	5.55
99:21	5.560	5.560	5.559	5.558	5.550	5.548	5.546	5.544	5.542	5.54
99:22	5.558	5.557	5.555	5.553	5.540	5.535	5.531	5.528	5.524	5.52
99:23	5.555	5.554	5.551	5.549	5.529	5.523	5.517	5.511	5.507	5.50
99:24	5.553	5.551	5.548	5.544	5.519	5.510	5.502	5.495	5.489	5.48
99:25	5.550	5.548	5.544	5.540	5.508	5.497	5.488	5.479	5.472	5.46
99:26	5.547	5.544	5.540	5.536	5.498	5.485	5.473	5.463	5.454	5.44
99:27	5.545	5.541	5.537	5.531	5.487	5.472	5.459	5.447	5.436	5.42
99:28	5.542	5.538	5.533	5.527	5.477	5.459	5.444	5.431	5.419	5.40
99:29	5.540	5.535	5.529	5.522	5.466	5.447	5.430	5.415	5.401	5.38
99:30	5.537	5.532	5.526	5.518	5.456	5.434	5.416	5.399	5.384	5.37
99:31	5.535	5.529	5.522	5.513	5.445	5.422	5.401	5.383	5.366	5.35
100:00	5.532	5.526	5.518	5.509	5.435	5.409	5.387	5.367	5.349	5.33
100:01	5.530	5.523	5.515	5.504	5.424	5.396	5.372	5.351	5.331	5.31
100:02	5.527	5.520	5.511	5.500	5.414	5.384	5.358	5.335	5.314	5.29
100:03	5.524	5.517	5.507	5.495	5.403	5.371	5.344	5.319	5.296	5.27
100:04	5.522	5.514	5.504	5.491	5.393	5.359	5.329	5.303	5.279	5.25
100:05	5.519	5.511	5.500	5.486	5.382	5.346	5.315	5.287	5.262	5.23
100:06	5.517	5.508	5.496	5.482	5.372	5.333	5.301	5.271	5.244	5.21
100:07	5.514	5.505	5.493	5.477	5.361	5.321	5.286	5.255	5.227	5.20
Avg Life	21.120	15.786	11.797	9.095	3.400	2.771	2.392	2.131	1.938	1.78'
Duration	12.175	10.268	8.442	6.962	2.956	2.466	2.158	1.940	1.776	1.64
First Pay	12/21	6/16	11/12	4/03	4/03	4/03	4/03	4/03	4/03	4/0,
Last Pay	10/26	10/21	6/17	5/14	7/10	9/08	9/07	2/07	8/06	4/01

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:52 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A13	10,000,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	98:22

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
100:12	4.694	4.655	4.616	4.580	4.564	4.517	4.477	4.440	4.407	4.376
100:13	4.689	4.648	4.608	4.571	4.554	4.505	4.463	4.425	4.390	4.358
100:14	4.684	4.642	4.600	4.561	4.544	4.493	4.448	4.409	4.373	4.339
100:15	4.680	4.636	4.592	4.552	4.534	4.480	4.434	4.393	4.355	4.321
100:16	4.675	4.630	4.584	4.542	4.523	4.468	4.420	4.377	4.338	4.302
100:17	4.671	4.623	4.576	4.533	4.513	4.456	4.406	4.362	4.321	4.284
100:18	4.666	4.617	4.568	4.523	4.503	4.443	4.392	4.346	4.304	4.265
100:19	4.662	4.611	4.560	4.514	4.493	4.431	4.378	4.330	4.287	4.247
100:20	4.657	4.605	4.552	4.504	4.482	4.419	4.364	4.315	4.270	4.228
100:21	4.653	4.598	4.544	4.494	4.472	4.406	4.350	4.299	4.253	4.210
100:22	4.648	4.592	4.536	4.485	4.462	4.394	4.336	4.283	4.235	4.191
100:23	4.643	4.586	4.528	4.475	4.452	4.382	4.322	4.268	4.218	4.173
100:24	4.639	4.580	4.520	4.466	4.442	4.370	4.308	4.252	4.201	4.154
100:25	4.634	4.573	4.512	4.456	4.431	4.357	4.293	4.236	4.184	4.136
100:26	4.630	4.567	4.504	4.447	4.421	4.345	4.279	4.221	4.167	4.117
100:27	4.625	4.561	4.496	4.437	4.411	4.333	4.265	4.205	4.150	4.099
100:28	4.621	4.555	4.488	4.428	4.401	4.321	4.251	4.189	4.133	4.081
100:29	4.616	4.548	4.481	4.418	4.391	4.308	4.237	4.174	4.116	4.062
100:30	4.612	4.542	4.473	4.409	4.380	4.296	4.223	4.158	4.099	4.044
100:31	4.607	4.536	4.465	4.399	4.370	4.284	4.209	4.142	4.082	4.025
101:00	4.603	4.530	4.457	4.390	4.360	4.272	4.195	4.127	4.065	4.007
101:01	4.598	4.523	4.449	4.380	4.350	4.259	4.181	4.111	4.047	3.989
101:02	4.594	4.517	4.441	4.371	4.340	4.247	4.167	4.096	4.030	3.970
101:03	4.589	4.511	4.433	4.362	4.329	4.235	4.153	4.080	4.013	3.952
101:04	4.585	4.505	4.425	4.352	4.319	4.223	4.139	4.065	3.996	3.934
101:05	4.580	4.499	4.417	4.343	4.309	4.210	4.125	4.049	3.979	3.915
101:06	4.576	4.492	4.409	4.333	4.299	4.198	4.111	4.033	3.962	3.897
101:07	4.571	4.486	4.401	4.324	4.289	4.186	4.097	4.018	3.945	3.879
101:08	4.567	4.480	4.394	4.314	4.279	4.174	4.083	4.002	3.928	3.860
101:09	4.562	4.474	4.386	4.305	4.269	4.162	4.069	3.987	3.911	3.842
101:10	4.558	4.468	4.378	4.295	4.258	4.150	4.056	3.971	3.894	3.824
101:11	4.553	4.461	4.370	4.286	4.248	4.137	4.042	3.956	3.877	3.805
Avg Life	9.015	6.027	4.518	3.677	3.400	2.771	2.392	2.131	1.938	1.789
Duration	6.806	4.948	3.888	3.250	3.027	2.518	2.199	1.975	1.807	1.675
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	12/21	6/16	11/12	9/10	7/10	9/08	9/07	2/07	8/06	4/06

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:41:59 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A14	4,749,383.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	99:00

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
98:16	5.605	5.607	5.612	5.622	5.639	7.161	7.892	8.461	8.961
98:17	5.603	5.606	5.610	5.620	5.637	7.116	7.826	8.379	8.865
98:18	5.602	5.605	5.609	5.619	5.635	7.071	7.760	8.297	8.768
98:19	5.601	5.604	5.608	5.617	5.633	7.026	7.694	8.215	8.672
98:20	5.600	5.602	5.606	5.615	5.631	6.981	7.629	8.133	8.576
98:21	5.599	5.601	5.605	5.614	5.629	6.936	7.563	8.051	8.480
98:22	5.598	5.600	5.604	5.612	5.627	6.891	7.497	7.969	8.384
98:23	5.597	5.599	5.602	5.610	5.625	6.846	7.432	7.888	8.288
98:24	5.595	5.597	5.601	5.609	5.622	6.801	7.366	7.806	8.192
98:25	5.594	5.596	5.600	5.607	5.620	6.756	7.301	7.724	8.097
98:26	5.593	5.595	5.598	5.605	5.618	6.711	7.235	7.643	8.001
98:27	5.592	5.594	5.597	5.604	5.616	6.666	7.170	7.561	7.906
98:28	5.591	5.593	5.595	5.602	5.614	6.622	7.104	7.480	7.810
98:29	5.590	5.591	5.594	5.601	5.612	6.577	7.039	7.399	7.715
98:30	5.588	5.590	5.593	5.599	5.610	6.532	6.974	7.317	7.619
98:31	5.587	5.589	5.591	5.597	5.607	6.487	6.909	7.236	7.524
99:00	5.586	5.588	5.590	5.596	5.605	6.443	6.843	7.155	7.429
99:01	5.585	5.586	5.589	5.594	5.603	6.398	6.778	7.074	7.334
99:02	5.584	5.585	5.587	5.592	5.601	6.353	6.713	6.993	7.239
99:03	5.583	5.584	5.586	5.591	5.599	6.308	6.648	6.912	7.144
99:04	5.582	5.583	5.585	5.589	5.597	6.264	6.583	6.831	7.049
99:05	5.580	5.582	5.583	5.587	5.595	6.219	6.518	6.750	6.954
99:06	5.579	5.580	5.582	5.586	5.593	6.175	6.453	6.670	6.860
99:07	5.578	5.579	5.581	5.584	5.590	6.130	6.388	6.589	6.765
99:08	5.577	5.578	5.579	5.583	5.588	6.086	6.323	6.508	6.671
99:09	5.576	5.577	5.578	5.581	5.586	6.041	6.259	6.428	6.576
99:10	5.575	5.575	5.577	5.579	5.584	5.997	6.194	6.347	6.482
99:11	5.573	5.574	5.575	5.578	5.582	5.952	6.129	6.267	6.387
99:12	5.572	5.573	5.574	5.576	5.580	5.908	6.065	6.186	6.293
99:13	5.571	5.572	5.573	5.574	5.578	5.863	6.000	6.106	6.199
99:14	5.570	5.570	5.571	5.573	5.576	5.819	5.935	6.026	6.105
99:15	5.569	5.569	5.570	5.571	5.574	5.775	5.871	5.945	6.011
Avg Life	28.256	26.817	24.730	21.985	16.815	0.742	0.506	0.406	0.346
Duration	27.272	25.553	23.224	19.197	14.766	0.703	0.482	0.387	0.330
First Pay	10/28	9/25	7/22	8/03	4/03	4/03	4/03	4/03	4/03
Last Pay	1133	1133	1133	1133	1133	6/04	1/04	11/03	10/03

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:42:25 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A15	8,560,000.00	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	03/31/03	30 year	6.27	358.00	300.0 PSA	100:28

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800

98:06	5.682	5.697	5.721	5.776	6.133	6.300	6.459	6.594	6.717	6.82
98:07	5.680	5.694	5.717	5.772	6.121	6.284	6.439	6.572	6.691	6.80
98:08	5.677	5.691	5.714	5.767	6.108	6.267	6.420	6.549	6.666	6.77
98:09	5.675	5.688	5.710	5.762	6.096	6.251	6.400	6.526	6.640	6.74
98:10	5.672	5.685	5.707	5.757	6.083	6.235	6.380	6.503	6.615	6.71
98:11	5.669	5.682	5.703	5.753	6.071	6.219	6.360	6.481	6.589	6.69
98:12	5.667	5.679	5.700	5.748	6.058	6.203	6.341	6.458	6.564	6.66
98:13	5.664	5.676	5.696	5.743	6.045	6.186	6.321	6.435	6.539	6.63
98:14	5.661	5.673	5.693	5.739	6.033	6.170	6.301	6.413	6.513	6.60
98:15	5.659	5.670	5.689	5.734	6.020	6.154	6.282	6.390	6.488	6.57
98:16	5.656	5.667	5.686	5.729	6.008	6.138	6.262	6.367	6.463	6.55
98:17	5.654	5.664	5.683	5.725	5.995	6.122	6.242	6.345	6.437	6.52
98:18	5.651	5.661	5.679	5.720	5.983	6.105	6.223	6.322	6.412	6.49
98:19	5.648	5.658	5.676	5.715	5.970	6.089	6.203	6.299	6.387	6.46
98:20	5.646	5.656	5.672	5.711	5.958	6.073	6.183	6.277	6.361	6.43
98:21	5.643	5.653	5.669	5.706	5.945	6.057	6.164	6.254	6.336	6.41
98:22	5.641	5.650	5.665	5.701	5.933	6.041	6.144	6.232	6.311	6.38
98:23	5.638	5.647	5.662	5.697	5.920	6.025	6.124	6.209	6.285	6.35
98:24	5.635	5.644	5.658	5.692	5.908	6.009	6.105	6.186	6.260	6.32
98:25	5.633	5.641	5.655	5.687	5.895	5.992	6.085	6.164	6.235	6.30
98:26	5.630	5.638	5.652	5.683	5.883	5.976	6.066	6.141	6.210	6.27
98:27	5.628	5.635	5.648	5.678	5.870	5.960	6.046	6.119	6.184	6.24
98:28	5.625	5.632	5.645	5.673	5.858	5.944	6.026	6.096	6.159	6.21
98:29	5.622	5.629	5.641	5.669	5.845	5.928	6.007	6.074	6.134	6.19
98:30	5.620	5.626	5.638	5.664	5.833	5.912	5.987	6.051	6.109	6.16
98:31	5.617	5.624	5.634	5.659	5.821	5.896	5.968	6.029	6.084	6.13
99:00	5.615	5.621	5.631	5.655	5.808	5.880	5.948	6.006	6.059	6.10
99:01	5.612	5.618	5.627	5.650	5.796	5.864	5.929	5.984	6.033	6.07
99:02	5.609	5.615	5.624	5.645	5.783	5.848	5.909	5.961	6.008	6.05
99:03	5.607	5.612	5.621	5.641	5.771	5.832	5.890	5.939	5.983	6.02
99:04	5.604	5.609	5.617	5.636	5.758	5.816	5.870	5.916	5.958	5.99
99:05	5.602	5.606	5.614	5.632	5.746	5.800	5.851	5.894	5.933	5.96
Avg Life	21.437	17.521	13.615	9.585	2.853	2.144	1.741	1.503	1.337	1.21
Duration	12.081	10.801	9.154	6.755	2.523	1.953	1.606	1.395	1.247	1.13
First Pay	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/0,
Last Pay	9/28	8/25	6/22	5/21	8/16	8/06	10/05	5/05	2/05	12/0

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:43:18 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A16	2,345,000.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	99:24

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
96:21	5.802	5.830	5.878	6.027	6.801	7.159	7.500	7.790	8.051	8.29
96:22	5.799	5.827	5.874	6.022	6.788	7.141	7.479	7.765	8.025	8.26
96:23	5.797	5.824	5.871	6.017	6.774	7.124	7.459	7.741	7.998	8.23
96:24	5.794	5.822	5.867	6.012	6.761	7.107	7.438	7.717	7.971	8.20
96:25	5.792	5.819	5.864	6.007	6.748	7.090	7.417	7.694	7.944	8.17
96:26	5.789	5.816	5.861	6.002	6.734	7.073	7.396	7.670	7.917	8.14
96:27	5.786	5.813	5.857	5.997	6.721	7.056	7.375	7.646	7.891	8.11
96:28	5.784	5.810	5.854	5.992	6.708	7.038	7.354	7.622	7.864	8.08
96:29	5.781	5.807	5.851	5.987	6.694	7.021	7.334	7.598	7.837	8.05
96:30	5.779	5.804	5.847	5.982	6.681	7.004	7.313	7.574	7.810	8.02
96:31	5.776	5.801	5.844	5.977	6.668	6.987	7.292	7.550	7.783	8.00
97:00	5.774	5.799	5.840	5.972	6.654	6.970	7.271	7.526	7.757	7.97
97:01	5.771	5.796	5.837	5.967	6.641	6.953	7.250	7.502	7.730	7.94
97:02	5.769	5.793	5.834	5.962	6.628	6.936	7.230	7.478	7.703	7.91
97:03	5.766	5.790	5.830	5.957	6.615	6.919	7.209	7.454	7.677	7.88
97:04	5.763	5.787	5.827	5.952	6.601	6.902	7.188	7.430	7.650	7.85
97:05	5.761	5.784	5.824	5.947	6.588	6.884	7.167	7.407	7.623	7.82
97:06	5.758	5.781	5.820	5.942	6.575	6.867	7.147	7.383	7.597	7.79
97:07	5.756	5.779	5.817	5.937	6.562	6.850	7.126	7.359	7.570	7.76
97:08	5.753	5.776	5.814	5.932	6.548	6.833	7.105	7.335	7.543	7.73
97:09	5.751	5.773	5.810	5.927	6.535	6.816	7.084	7.311	7.517	7.70
97:10	5.748	5.770	5.807	5.922	6.522	6.799	7.064	7.288	7.490	7.67
97:11	5.746	5.767	5.804	5.917	6.509	6.782	7.043	7.264	7.464	7.64
97:12	5.743	5.764	5.800	5.912	6.495	6.765	7.022	7.240	7.437	7.61
97:13	5.741	5.762	5.797	5.908	6.482	6.748	7.002	7.216	7.411	7.59
97:14	5.738	5.759	5.793	5.903	6.469	6.731	6.981	7.193	7.384	7.56
97:15	5.735	5.756	5.790	5.898	6.456	6.714	6.960	7.169	7.357	7.53
97:16	5.733	5.753	5.787	5.893	6.443	6.697	6.940	7.145	7.331	7.50
97:17	5.730	5.750	5.783	5.888	6.430	6.680	6.919	7.121	7.304	7.47
97:18	5.728	5.747	5.780	5.883	6.416	6.663	6.899	7.098	7.278	7.44
97:19	5.725	5.745	5.777	5.878	6.403	6.646	6.878	7.074	7.251	7.41
97:20	5.723	5.742	5.773	5.873	6.390	6.629	6.857	7.050	7.225	7.38
Avg Life	22.955	18.739	14.569	9.220	2.752	2.073	1.686	1.458	1.299	1.18
Duration	12.542	11.218	9.527	6.436	2.415	1.875	1.544	1.343	1.201	1.09
First Pay	5/22	5/17	4/03	4/03	4/03	4/03	4/03	4/03	4/03	4/0,
Last Pay	12/29	5/27	4/24	5/21	8/16	8/06	10/05	5/05	2/05	12/0

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:44:00 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A17	27,607,500.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	100:15

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800
74:16	1.288	1.583	2.050	3.414	11.426	15.034	18.573	21.617	24.409
74:17	1.286	1.580	2.047	3.409	11.408	15.011	18.545	21.584	24.372
74:18	1.285	1.578	2.044	3.404	11.391	14.988	18.517	21.551	24.334
74:19	1.283	1.576	2.041	3.398	11.374	14.966	18.489	21.518	24.297
74:20	1.281	1.574	2.038	3.393	11.356	14.943	18.461	21.486	24.260
74:21	1.279	1.571	2.035	3.388	11.339	14.920	18.433	21.453	24.222
74:22	1.277	1.569	2.032	3.383	11.322	14.898	18.405	21.420	24.185
74:23	1.275	1.567	2.029	3.378	11.304	14.875	18.376	21.387	24.148
74:24	1.274	1.564	2.026	3.372	11.287	14.853	18.348	21.354	24.111
74:25	1.272	1.562	2.023	3.367	11.270	14.830	18.320	21.321	24.073
74:26	1.270	1.560	2.020	3.362	11.252	14.808	18.292	21.289	24.036
74:27	1.268	1.558	2.017	3.357	11.235	14.785	18.264	21.256	23.999
74:28	1.266	1.555	2.014	3.352	11.218	14.763	18.236	21.223	23.962
74:29	1.264	1.553	2.011	3.346	11.200	14.740	18.209	21.190	23.925
74:30	1.263	1.551	2.008	3.341	11.183	14.717	18.181	21.158	23.888
74:31	1.261	1.549	2.005	3.336	11.166	14.695	18.153	21.125	23.850
75:00	1.259	1.546	2.002	3.331	11.149	14.673	18.125	21.092	23.813
75:01	1.257	1.544	2.000	3.326	11.132	14.650	18.097	21.060	23.776
75:02	1.255	1.542	1.997	3.321	11.114	14.628	18.069	21.027	23.739
75:03	1.253	1.540	1.994	3.315	11.097	14.605	18.041	20.995	23.702
75:04	1.252	1.537	1.991	3.310	11.080	14.583	18.013	20.962	23.665
75:05	1.250	1.535	1.988	3.305	11.063	14.560	17.986	20.929	23.628
75:06	1.248	1.533	1.985	3.300	11.046	14.538	17.958	20.897	23.591
75:07	1.246	1.531	1.982	3.295	11.028	14.516	17.930	20.864	23.555
75:08	1.244	1.528	1.979	3.290	11.011	14.493	17.902	20.832	23.518
75:09	1.242	1.526	1.976	3.285	10.994	14.471	17.874	20.799	23.481
75:10	1.241	1.524	1.973	3.279	10.977	14.448	17.847	20.767	23.444
75:11	1.239	1.522	1.970	3.274	10.960	14.426	17.819	20.735	23.407
75:12	1.237	1.519	1.967	3.269	10.943	14.404	17.791	20.702	23.370
75:13	1.235	1.517	1.964	3.264	10.926	14.382	17.764	20.670	23.334
75:14	1.233	1.515	1.961	3.259	10.909	14.359	17.736	20.637	23.297
75:15	1.231	1.513	1.958	3.254	10.892	14.337	17.708	20.605	23.260
Avg Life	22.955	18.739	14.569	9.220	2.752	2.073	1.686	1.458	1.299
Duration	22.750	18.469	14.165	8.064	2.419	1.854	1.494	1.277	1.125
First Pay	5/22	5/17	4/03	4/03	4/03	4/03	4/03	4/03	4/03
Last Pay	12/29	5/27	4/24	5/21	8/16	8/06	10/05	5/05	2/05

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS Warburg LLC

Cmoproj

Fixed Income Research

MAST0303C   30 year   5.3

4:44:05 pm March 24, 2003

Chris Hackel chackel@jacana

cmoproj.562

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A18	3,067,500.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.5000	03/31/03	30 year	6.27	358.00	300.0 PSA	97:30

Price	PSA 50	PSA 100	PSA 150	PSA 200	PSA 300	PSA 400	PSA 500	PSA 600	PSA 700	PSA 800

97:14	5.775	5.793	5.809	5.824	5.849	5.869	5.888	5.935	5.993
97:15	5.772	5.790	5.806	5.820	5.845	5.865	5.883	5.929	5.987
97:16	5.769	5.786	5.802	5.816	5.841	5.860	5.879	5.924	5.980
97:17	5.766	5.783	5.799	5.813	5.836	5.856	5.874	5.918	5.974
97:18	5.762	5.780	5.795	5.809	5.832	5.851	5.869	5.913	5.968
97:19	5.759	5.776	5.791	5.805	5.828	5.847	5.864	5.908	5.962
97:20	5.756	5.773	5.788	5.801	5.824	5.843	5.860	5.902	5.955
97:21	5.753	5.770	5.784	5.797	5.820	5.838	5.855	5.897	5.949
97:22	5.750	5.766	5.781	5.794	5.816	5.834	5.850	5.892	5.943
97:23	5.747	5.763	5.777	5.790	5.812	5.829	5.846	5.886	5.937
97:24	5.744	5.760	5.774	5.786	5.807	5.825	5.841	5.881	5.931
97:25	5.741	5.756	5.770	5.782	5.803	5.820	5.836	5.875	5.924
97:26	5.738	5.753	5.766	5.779	5.799	5.816	5.832	5.870	5.918
97:27	5.735	5.750	5.763	5.775	5.795	5.812	5.827	5.865	5.912
97:28	5.732	5.746	5.759	5.771	5.791	5.807	5.822	5.859	5.906
97:29	5.729	5.743	5.756	5.767	5.787	5.803	5.817	5.854	5.900
97:30	5.726	5.740	5.752	5.764	5.783	5.798	5.813	5.849	5.893
97:31	5.723	5.736	5.749	5.760	5.779	5.794	5.808	5.843	5.887
98:00	5.720	5.733	5.745	5.756	5.774	5.789	5.803	5.838	5.881
98:01	5.717	5.730	5.742	5.752	5.770	5.785	5.799	5.832	5.875
98:02	5.713	5.726	5.738	5.748	5.766	5.781	5.794	5.827	5.869
98:03	5.710	5.723	5.734	5.745	5.762	5.776	5.789	5.822	5.862
98:04	5.707	5.720	5.731	5.741	5.758	5.772	5.785	5.816	5.856
98:05	5.704	5.716	5.727	5.737	5.754	5.767	5.780	5.811	5.850
98:06	5.701	5.713	5.724	5.733	5.750	5.763	5.775	5.806	5.844
98:07	5.698	5.710	5.720	5.730	5.746	5.759	5.771	5.800	5.838
98:08	5.695	5.707	5.717	5.726	5.742	5.754	5.766	5.795	5.831
98:09	5.692	5.703	5.713	5.722	5.737	5.750	5.761	5.790	5.825
98:10	5.689	5.700	5.710	5.718	5.733	5.745	5.757	5.784	5.819
98:11	5.686	5.697	5.706	5.715	5.729	5.741	5.752	5.779	5.813
98:12	5.683	5.693	5.703	5.711	5.725	5.737	5.747	5.774	5.807
98:13	5.680	5.690	5.699	5.707	5.721	5.732	5.743	5.768	5.801
Avg Life	17.555	15.386	13.779	12.567	10.902	9.837	9.021	7.543	6.282
Duration	10.391	9.570	8.933	8.431	7.697	7.190	6.773	5.925	5.122
First Pay	4/08	4/08	4/08	4/08	4/08	4/08	4/08	4/08	2/08
Last Pay	1133	1133	1133	1133	1133	1/33	1/33	12/32	6/31

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed.  This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG (“UBS”) which produced this report is under no obligation to update or keep the information current.  The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein.  UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report.  UBS accepts no liability for any loss or damage of any kind arising out of the use of this report.  UK:  This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers.  US:  This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a “non-US affiliate”), to major US institutional investors only.  UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein.  Canada:  UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers.  For transactions, please contact your local sales representative.  Additional information will be made available upon request.

(C) 2003.  All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.